HOMESTATE MUTUAL FUNDS
                         HOMESTATE YEAR 2000 (Y2K) FUND

                       SUPPLEMENT DATED SEPTEMBER 17, 1999
                      TO PROSPECTUS DATED OCTOBER 30, 1998

The Board of Trustees of the HomeState Year 2000 Fund (the "Fund") have recommended changes to the Fund which are subject to shareholder approval. Fund shareholders of record as of August 11, 1999 have been asked to vote on the following two proposals at a special meeting of shareholders to be held on September 29, 1999. If both proposals are approved by the shareholders of the Fund, then they will become effective on or about December 1, 1999. The proposals are:

(1) To broaden the Fund's investment objective to invest primarily in companies principally engaged in the technology sector and to modify the Fund's fundamental restrictions as necessary to pursue this objective;
(2)  To change the name of the Fund to "The HomeState Select Technology Fund."

Further information about these proposed changes and the corresponding proxy statement may be obtained by calling the Fund's investment adviser at (800) 722-4123.


                             HOMESTATE MUTUAL FUNDS
                       HOMESTATE PENNSYLVANIA GROWTH FUND
                     HOMESTATE SELECT BANKING & FINANCE FUND
                         HOMESTATE YEAR 2000 (Y2K) FUND

                       SUPPLEMENT DATED SEPTEMBER 17, 1999
                      TO PROSPECTUS DATED OCTOBER 30, 1998

The following sentence is added to the end of the first paragraph of Page 16, entitled "How to Buy Fund Shares":

Investors may be charged a fee if they effect transactions through a broker or agent.